ANNUAL
                                    REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                                OCTOBER 31, 1997

                                    BENHAM
                                     GROUP

                             Short-Term Government


                               TABLE OF CONTENTS

Report Highlights .......................................................      1
Our Message to You ......................................................      2
Market Perspective ......................................................      3
Performance & Portfolio Information .....................................      4
Management Q & A ........................................................      5
Schedule of Investments .................................................      8
Statement of Assets and Liabilities .....................................     12
Statement of Operations .................................................     13
Statements of Changes in Net Assets .....................................     14
Notes to Financial Statements ...........................................     15
Financial Highlights ....................................................     18
Report of Independent Accountants .......................................     19
Proxy Voting Results ....................................................     20
Retirement Account Information ..........................................     22
Background Information
           Investment Philosophy & Policies .............................     24
           Comparative Indices ..........................................     24
           Lipper Rankings ..............................................     24
           Investment Team Leaders ......................................     24
Glossary ................................................................     25

       American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups, based on investment style and objectives, to help simplify your fund decisions. These groups appear below.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
     Short-Term
     Government

We welcome your comments or questions about this report.

See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                          AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

*  We are in the midst of the third-longest  economic  expansion since World War
   II. This expansion is unique because there are so few signs of inflation.

* U.S. bonds provided solid returns for the year ended October 31, 1997, ranging from 6% for two-year notes to over 13% for 30-year bonds.

* Bonds performed best during the second half of the period. That's when interest rates fell as the torrid pace of economic growth slowed somewhat and inflation remained low.

* Besides low inflation, bonds benefited from favorable supply and demand factors. Treasury bond issuance was reduced because of the narrowing U.S. budget deficit, and bond demand surged from overseas and equity investors.

* Looking ahead, we don't think strong growth and low inflation can continue to co-exist harmoniously. Under normal circumstances we'd be preparing for higher inflation, but overseas turmoil could put a damper on growth in the short run.

SHORT-TERM GOVERNMENT

* The fund's total return beat the average short U.S. government fund for the year ended October 31, 1997.

* The merger with Benham Adjustable Rate Government Securities fund on August 29, 1997, went smoothly.

* As a result of the merger, the fund owns a significantly higher percentage of mortgage-backed securities than it did before the merger. We expect to gradually scale back this position over time.

* The fund's duration declined and its weighted average maturity (WAM) increased as a result of the larger mortgage-backed position.

* We expect the fund's duration and WAM to move toward more neutral positions as we scale back the mortgage-backed position.

                SHORT-TERM
                GOVERNMENT

TOTAL RETURNS:              AS OF 10/31/97
     6 Months                       3.81%*
     1 Year                          5.86%

NET ASSETS:                 $519.3 million
     (AS OF 10/31/97)

INCEPTION DATE:                   12/15/82

TICKER SYMBOL:                       TWUSX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 25.


ANNUAL REPORT                                     REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    This is the Short-Term Government team's first annual report to you since shareholders approved the merger of the Short-Term Government and Benham Adjustable Rate Government Securities funds. The merger occurred August 29, 1997, following American Century's largest proxy vote ever. In addition to the merger, shareholders approved proposals to simplify fund management guidelines and adopt a unified fee structure for all Benham funds.

    To help us provide even better investment services, we are taking steps to bolster our corporate team. In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., which will become a significant minority shareholder of American Century Companies, Inc. J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs. Within the framework of this proposed relationship, American Century will continue to operate as an independent company. Our corporate management team will remain the same, and the Stowers family will retain voting control of the company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction.

    Another step we took was to begin to address the year 2000 problem. As detailed in numerous news reports, many of the world's computer systems are at risk because they cannot distinguish between the years 1900 and 2000. A team of computer professionals is reviewing each of American Century's systems and programs to identify and fix those that could cause problems. Our goal is to have all of our computer systems and programs 100% year-2000 compliant by the end of 1998.

    On a more personal note, 1998 will be a landmark year for another reason. It marks 40 years since Jim Stowers, Jr. launched the first two Twentieth Century funds, Growth and Select. Not many fund companies have a 40-year track record, nor have many built a fund family such as ours that consists of nearly 70 stock, bond, money market and diversified funds to help you achieve your financial goals.

    We're proud of the investment tools and services we can offer you, and we're looking forward to adding many more distinctive products for your use in the coming years.

      Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

LOW INFLATION,  STRONG GROWTH

    The latest U.S. economic expansion reached 80 months on October 31, 1997, making it the third longest since World War II. The longest was 106 months in the 1960s, followed by 92 months in the 1980s. What differentiates the recent expansion from earlier ones is low inflation. Consumer prices in the 1990s have increased at an average annual rate of just over 2%. Wage pressure, a key component of inflation, hasn't materialized despite the lowest unemployment rates since the early 1970s. Corporate restructurings and technological advancements have increased productivity without increasing demand for labor.

    The U.S. economy has benefited greatly from this environment. It grew at a torrid 4.9% annual pace in the first quarter of 1997, the strongest quarter in more than nine years, and remained very strong in the second and third quarters (growing at an annual rate of 3.3% each quarter).

BOND RETURNS

    U.S. bonds provided solid returns for the period, benefiting from low inflation, stock market turmoil and favorable supply and demand factors. Total returns ranged from 6% for two-year notes to over 13% for 30-year bonds. The accompanying table shows how different short-term bonds fared.

    Bond supply fell and demand rose due to the narrowing U.S. budget deficit and an increased bond appetite from overseas and equity investors. The shrinking federal budget deficit allowed the U.S. Treasury to reduce its bond issuance to finance government debt, diminishing the supply of fixed-income securities. On the demand side, investors turned to U.S. bonds as a safe haven from equity and overseas market volatility and for their relatively high interest rates. U.S. interest rates were generally higher than foreign rates.

BOND BEHAVIOR

    The overall strength of bond returns for the period disguised the volatility that occurred. The accompanying Treasury yield curves show how yields rose in the first half of the period, then declined sharply in the second half. Interest rates jumped just before the halfway point of the fiscal year after the Federal Reserve (the Fed) made a pre-emptive strike against inflation in March and raised short-term interest rates for the first time in two years. The Fed's action fueled speculation that there might be a series of interest rate hikes, as there had been in the past, to slow down economic growth and keep inflation in check.

    Instead, economic growth slowed somewhat from its rapid first-quarter pace, and inflation remained under control. As a result, interest rates and bond yields fell from April through the end of the fiscal year, dropping below the levels that prevailed at the start of the period.

[line graph - data below]

TREASURY YIELD CURVES

Years to Maturity         10/31/96         4/30/97       10/31/97
1                          5.4040%         5.880%         5.35%
2                          5.7320%         6.270%         5.61%
3                          5.8600%         6.390%         5.68%
4                          5.8900%         6.470%         5.70%
5                          6.0700%         6.560%         5.72%
6                          6.1050%         6.600%         5.74%
7                          6.1400%         6.640%         5.76%
8                          6.2070%         6.660%         5.78%
9                          6.2740%         6.680%         5.81%
10                         6.3410%         6.700%         5.83%
11                         6.3758%         6.733%         5.85%
12                         6.4106%         6.766%         5.86%
13                         6.4454%         6.799%         5.88%
14                         6.4802%         6.832%         5.89%
15                         6.5150%         6.865%         5.91%
16                         6.5500%         6.898%         5.93%
17                         6.5850%         6.931%         5.94%
18                         6.6200%         6.964%         5.96%
19                         6.6550%         6.997%         5.97%
10                         6.6900%         7.030%         5.99%
21                         6.6850%         7.022%         6.01%
22                         6.6800%         7.014%         6.02%
23                         6.6750%         7.006%         6.04%
24                         6.6700%         6.998%         6.05%
25                         6.6650%         6.990%         6.07%
26                         6.6602%         6.982%         6.09%
27                         6.6554%         6.974%         6.10%
28                         6.6506%         6.966%         6.12%
29                         6.6458%         6.958%         6.13%
30                         6.6410%         6.950%         6.15%

Source: Bloomberg Financial Markets


COMPARATIVE ONE-YEAR RETURNS (for the year ended October 31, 1997)

       Short-Term Treasuries ............. 6.49%
       Short-Term Agencies ............... 6.45%
       Short-Term Mortgage-Backeds ....... 6.16%

       Sources: Merrill Lynch 1- to 3-Year Treasury Index, 1- to 3-Year Agency Index, and 0- to 3-Year Mortgage Index


ANNUAL REPORT                                    MARKET PERSPECTIVE       3


                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                            AVERAGE ANNUAL RETURNS
                                 6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF OCTOBER 31, 1997(1)

Short-Term Government ............ 3.81%            5.86%           6.45%           4.74%             6.34%

Merrill Lynch 1- to 3-Year
Government Index ................. 4.13%            6.49%           7.10%           5.64%             7.32%

Average Short U.S.
Government Fund(2) ............... 3.65%            5.81%           6.38%           4.96%             6.56%

Fund's Ranking Among
Short U.S. Government Funds(2) ...  --          37 out of 66    27 out of 53    23 out of 30       7 out of 9
----------
(1) Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.


[mountain graph - data below]

GROWTH OF $10,000 OVER TEN YEARS
$10,000 investment made 10/31/87

                          Value on 10/31/97
                                       Merrill Lynch
                   Short-Term          1- to 3-Year
                   Government          Govt. Index
Oct-87              $10,000              $10,000
Dec-87              $10,130              $10,124
Mar-88              $10,398              $10,391
Jun-88              $10,494              $10,499
Sep-88              $10,640              $10,652
Dec-88              $10,701              $10,754
Mar-89              $10,807              $10,888
Jun-89              $11,361              $11,429
Sep-89              $11,468              $11,596
Dec-89              $11,770              $11,923
Mar-90              $11,733              $12,029
Jun-90              $12,018              $12,366
Sep-90              $12,243              $12,661
Dec-90              $12,658              $13,083
Mar-91              $12,867              $13,371
Jun-91              $13,087              $13,634
Sep-91              $13,577              $14,092
Dec-91              $14,131              $14,611
Mar-92              $14,013              $14,634
Jun-92              $14,395              $15,055
Sep-92              $14,813              $15,503
Dec-92              $14,752              $15,531
Mar-93              $15,032              $15,874
Jun-93              $15,160              $16,046
Sep-93              $15,319              $16,276
Dec-93              $15,368              $16,372
Mar-94              $15,210              $16,290
Jun-94              $15,172              $16,304
Sep-94              $15,299              $16,464
Dec-94              $15,292              $16,465
Mar-95              $15,778              $17,018
Jun-95              $16,257              $17,563
Sep-95              $16,482              $17,827
Dec-95              $16,899              $18,276
Mar-96              $16,890              $18,337
Jun-96              $17,047              $18,522
Sep-96              $17,284              $18,828
Dec-96              $17,594              $19,186
Mar-97              $17,682              $19,313
Jun-97              $18,044              $19,739
Sep-97              $18,353              $20,125
Oct-97              $18,498              $20,275

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.

PORTFOLIO AT A GLANCE
                                    10/31/97            10/31/96
Number of Securities                   125                 27
Weighted Average Maturity           3.0 years           2.0 years
Average Duration                    1.5 years           1.7 years
Expense Ratio                         0.68%               0.70%

YIELD AS OF OCTOBER 31, 1997
                                     30-DAY
                                       SEC
                                      YIELD
Short-Term Government                 5.63%

30-Day SEC Yield is defined in the Glossary on page 25.


4      PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Bob Gahagan and Newlin Rankin, portfolio managers on the Short-Term Government fund investment team. Note: Rankin was the lead manager for Benham Adjustable Rate Government Securities fund, which merged with Short-Term Government on August 29, 1997.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED OCTOBER 31, 1997?

    After a relatively lackluster first half, Short-Term Government rebounded in the second half of the year to post a return that was close to its historical average. The fund's total return for the period was 5.86%, five basis points higher than the 5.81% average return of the 66 "Short U.S. Government Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

    The fund's return reflects the favorable market conditions of the second half of the period (discussed in the Market Perspective on page 3) as well as the fund's short-term maturity, which causes its portfolio to experience less price fluctuation than bond portfolios with longer maturities.

    The fund's comparative market index, the Merrill Lynch 1- to 3-Year Government Index, returned 6.49% for the period. During the past three years, the fund and its Lipper peer group have typically lagged the index by 60 to 80 basis points. That's because the index is composed of individual bonds, not mutual funds. The fund and its peers are subject to operating expenses (such as transaction costs and management fees), while the index is not. The performance gap between the funds and the index is approximately equivalent to the expense ratios of the funds.

[bar chart - data below]

SHORT-TERM GOVERNMENT'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS
(Periods ended October 31)

                  Short-Term        Merrill Lynch 1- to 3-Year
                  Government              Govt. Index
10/88               7.41%                     7.58%
10/89               8.37%                     9.41%
10/90               6.28%                     8.75%
10/91               11.00%                   11.28%
10//92              6.87%                     8.19%
10/93               4.46%                     5.82%
10/94               0.05%                     1.19%
10/95               8.42%                     8.95%
10/96               5.09%                     5.91%
10/97               5.86%                     6.49%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 24 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


ANNUAL REPORT                                      MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

WHAT CHANGES HAVE OCCURRED IN THE FUND'S PORTFOLIO IN THE PAST SIX MONTHS?

    The merger with Benham Adjustable Rate Government Securities, an adjustable-rate mortgage (ARM) fund, boosted the fund's net assets under management from approximately $314 million on August 29 to $536 million on August 30. It also caused Short-Term Government's mortgage-backed securities position (as a percentage of the total portfolio) to more than double (see the pie charts below) and its Treasury and government agency percentages to decline by more than two-thirds.

    The merger went very smoothly, but the large infusion of mortgage-backed securities forced us to make some adjustments. For example, the portfolio we imported from the ARM fund had a significantly shorter duration and a longer average maturity than Short-Term Government's at the time of the merger.

    In fact, the average maturity of the ARM fund portfolio would have pushed Short-Term Government's average maturity beyond the three-year limit we imposed to maintain the fund's short-term position. To keep the fund's average maturity from extending beyond three years, we sold the mortgage securities with the shortest durations and the longest maturities. These included Cost of Funds Index (COFI) ARMs and Government National Mortgage Association (GNMA) ARMs.

    Despite selling these bonds, the fund's duration still decreased from 1.7 years to 1.5 years during the period and its weighted average maturity (WAM) increased from two years to three years. These changes are reflected in the Portfolio at a Glance chart on page 4.

    The new mortgage-backed securities have basically brought a "barbell" structure to the portfolio -- a structure that overweights shorter- and longer-term securities and underweights those in the middle.

WILL YOU EVENTUALLY REDUCE THE PERCENTAGE OF MORTGAGE-BACKEDS, OR WILL THIS FUND BE MORE OF A MORTGAGE FUND GOING FORWARD?

    We plan to gradually scale back our mortgage-backed position. We consider the fund's neutral asset mix to be approximately 40% Treasurys, 30%-40% mortgage-backeds and 20% agencies. However, we'll continue to be opportunistic and move into whichever sectors we think will offer the best returns. Mortgages were the place to be early in the year when interest rates were relatively stable, but Treasurys gained the upper hand in the second half when interest rates dropped sharply, especially in October when the Treasury market became a safe haven for nervous stock and overseas investors.

    While we're discussing neutral positions, we should also mention that we consider the fund's neutral duration to be 1.7 years and its neutral WAM to be about two years.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 10/31/97)
Mortgage-Backed
Securities                 84%
U.S. Treasury Securities   10%
U.S. Government Agency
Securities                  6%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 4/30/97)
Mortgage-Backed
Securities                 40%
U.S. Treasury Securities   31%
U.S. Government Agency
Securities                 23%
Cash                        6%


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND THE BOND MARKET?

    We remain in a contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist forever--something has to give. But until this situation is resolved, interest rates and bond yields aren't likely to sustain any significant moves. They won't drop dramatically unless there are consistent signs of economic weakness, and they aren't likely to increase sharply unless the market anticipates an interest rate hike by the Fed.

    We're inclined to think, all else being equal, that economic growth will eventually win the power struggle with low inflation. When you combine solid employment (unemployment rates haven't been this low since early 1970s), wage growth and strong consumer confidence, you can build a case for rising inflation. We think the Fed is likely to raise short-term interest rates again in 1998.

    However, that expectation doesn't seem to be widely shared yet. In fact, as the fund's reporting period ended, the market appeared to be pricing in lower interest rates. The two-year Treasury note's yield spread over the federal funds rate target, a spread that many analysts use as an interest rate barometer, fell to almost zero. (See the graph below. A large spread indicates inflation fears and higher rates; a small spread anticipates lower rates.) As a result, the bond market looks a little overpriced if you expect the Fed to raise rates.

WHAT'S YOUR STRATEGY GOING FORWARD?

    As we mentioned earlier, the fund's neutral duration is 1.7 years, and we're a little under that now. We'd like to get back to neutral to match our benchmark, which we should be able to accomplish fairly easily by continuing to pare back our mortgage-backed position. There's probably enough potential near-term economic weakness to justify a slightly longer duration. The market instability in Southeast Asia could put a damper on growth and inflation in early 1998.

    However, we still have longer-term concerns about cyclical inflation, especially if U.S. economic growth stays above 2%. We'll keep our eyes on the labor market and wages for clues to future price increases. As we sell mortgage-backed securities, the portfolio should move back to more of a "bullet" structure, with maturities more tightly clustered around the fund's neutral position.

[line graph - data below]

DECLINING YIELD SPREAD

                      Fed Funds              2 Year
Date                 Rate Target           T-Note Yield
10/31/96                5.25%                  5.732%
11/1/96                 5.25%                  5.773%
11/4/96                 5.25%                  5.756%
11/5/96                 5.25%                  5.722%
11/6/96                 5.25%                  5.730%
11/7/96                 5.25%                  5.713%
11/8/96                 5.25%                  5.737%
11/11/96                5.25%                  5.737%
11/12/96                5.25%                  5.703%
11/13/96                5.25%                  5.686%
11/14/96                5.25%                  5.643%
11/15/96                5.25%                  5.659%
11/18/96                5.25%                  5.667%
11/19/96                5.25%                  5.649%
11/20/96                5.25%                  5.650%
11/21/96                5.25%                  5.676%
11/22/96                5.25%                  5.676%
11/25/96                5.25%                  5.659%
11/26/96                5.25%                  5.650%
11/27/96                5.25%                  5.642%
11/28/96                5.25%                  5.642%
11/29/96                5.25%                  5.583%
12/2/96                 5.25%                  5.600%
12/3/96                 5.25%                  5.591%
12/4/96                 5.25%                  5.625%
12/5/96                 5.25%                  5.701%
12/6/96                 5.25%                  5.701%
12/9/96                 5.25%                  5.675%
12/10/96                5.25%                  5.692%
12/11/96                5.25%                  5.803%
12/12/96                5.25%                  5.795%
12/13/96                5.25%                  5.735%
12/16/96                5.25%                  5.804%
12/17/96                5.25%                  5.847%
12/18/96                5.25%                  5.890%
12/19/96                5.25%                  5.809%
12/20/96                5.25%                  5.817%
12/23/96                5.25%                  5.825%
12/24/96                5.25%                  5.834%
12/25/96                5.25%                  5.834%
12/26/96                5.25%                  5.834%
12/27/96                5.25%                  5.784%
12/30/96                5.25%                  5.784%
12/31/96                5.25%                  5.868%
1/1/97                  5.25%                  5.868%
1/2/97                  5.25%                  5.944%
1/3/97                  5.25%                  5.936%
1/6/97                  5.25%                  5.953%
1/7/97                  5.25%                  5.953%
1/8/97                  5.25%                  5.987%
1/9/97                  5.25%                  5.919%
1/10/97                 5.25%                  6.031%
1/13/97                 5.25%                  6.057%
1/14/97                 5.25%                  5.963%
1/15/97                 5.25%                  5.945%
1/16/97                 5.25%                  5.980%
1/17/97                 5.25%                  5.964%
1/20/97                 5.25%                  5.964%
1/21/97                 5.25%                  5.946%
1/22/97                 5.25%                  5.964%
1/23/97                 5.25%                  6.043%
1/24/97                 5.25%                  6.060%
1/27/97                 5.25%                  6.094%
1/28/97                 5.25%                  6.043%
1/29/97                 5.25%                  6.026%
1/30/97                 5.25%                  5.993%
1/31/97                 5.25%                  5.917%
2/3/97                  5.25%                  5.866%
2/4/97                  5.25%                  5.857%
2/5/97                  5.25%                  5.874%
2/6/97                  5.25%                  5.891%
2/7/97                  5.25%                  5.831%
2/10/97                 5.25%                  5.840%
2/11/97                 5.25%                  5.848%
2/12/97                 5.25%                  5.856%
2/13/97                 5.25%                  5.796%
2/14/97                 5.25%                  5.761%
2/17/97                 5.25%                  5.761%
2/18/97                 5.25%                  5.770%
2/19/97                 5.25%                  5.787%
2/20/97                 5.25%                  5.838%
2/21/97                 5.25%                  5.829%
2/24/97                 5.25%                  5.846%
2/25/97                 5.25%                  5.863%
2/26/97                 5.25%                  6.043%
2/27/97                 5.25%                  6.060%
2/28/97                 5.25%                  6.077%
3/3/97                  5.25%                  6.094%
3/4/97                  5.25%                  6.120%
3/5/97                  5.25%                  6.086%
3/6/97                  5.25%                  6.129%
3/7/97                  5.25%                  6.070%
3/10/97                 5.25%                  6.070%
3/11/97                 5.25%                  6.096%
3/12/97                 5.25%                  6.096%
3/13/97                 5.25%                  6.156%
3/14/97                 5.25%                  6.148%
3/17/97                 5.25%                  6.175%
3/18/97                 5.25%                  6.184%
3/19/97                 5.25%                  6.210%
3/20/97                 5.25%                  6.236%
3/21/97                 5.25%                  6.264%
3/24/97                 5.25%                  6.238%
3/25/97                 5.50%                  6.300%
3/26/97                 5.50%                  6.351%
3/27/97                 5.50%                  6.444%
3/28/97                 5.50%                  6.444%
3/31/97                 5.50%                  6.411%
4/1/97                  5.50%                  6.394%
4/2/97                  5.50%                  6.385%
4/3/97                  5.50%                  6.377%
4/4/97                  5.50%                  6.411%
4/7/97                  5.50%                  6.377%
4/8/97                  5.50%                  6.411%
4/9/97                  5.50%                  6.411%
4/10/97                 5.50%                  6.428%
4/11/97                 5.50%                  6.489%
4/14/97                 5.50%                  6.515%
4/15/97                 5.50%                  6.420%
4/16/97                 5.50%                  6.446%
4/18/97                 5.50%                  6.377%
4/21/97                 5.50%                  6.412%
4/22/97                 5.50%                  6.404%
4/23/97                 5.50%                  6.468%
4/24/97                 5.50%                  6.519%
4/25/97                 5.50%                  6.527%
4/28/97                 5.50%                  6.485%
4/29/97                 5.50%                  6.316%
4/30/97                 5.50%                  6.274%
5/1/97                  5.50%                  6.248%
5/2/97                  5.50%                  6.239%
5/5/97                  5.50%                  6.247%
5/6/97                  5.50%                  6.280%
5/7/97                  5.50%                  6.348%
5/8/97                  5.50%                  6.305%
5/9/97                  5.50%                  6.228%
5/12/97                 5.50%                  6.210%
5/13/97                 5.50%                  6.270%
5/14/97                 5.50%                  6.227%
5/15/97                 5.50%                  6.209%
5/16/97                 5.50%                  6.243%
5/19/97                 5.50%                  6.260%
5/20/97                 5.50%                  6.182%
5/21/97                 5.50%                  6.207%
5/22/97                 5.50%                  6.224%
5/23/97                 5.50%                  6.214%
5/26/97                 5.50%                  6.214%
5/27/97                 5.50%                  6.266%
5/28/97                 5.50%                  6.292%
5/29/97                 5.50%                  6.284%
5/30/97                 5.50%                  6.200%
6/2/97                  5.50%                  6.208%
6/3/97                  5.50%                  6.182%
6/4/97                  5.50%                  6.190%
6/5/97                  5.50%                  6.182%
6/6/97                  5.50%                  6.088%
6/9/97                  5.50%                  6.138%
6/10/97                 5.50%                  6.155%
6/11/97                 5.50%                  6.155%
6/12/97                 5.50%                  6.052%
6/13/97                 5.50%                  6.008%
6/16/97                 5.50%                  5.982%
6/17/97                 5.50%                  6.016%
6/18/97                 5.50%                  5.990%
6/19/97                 5.50%                  5.998%
6/20/97                 5.50%                  5.988%
6/23/97                 5.50%                  6.013%
6/24/97                 5.50%                  6.004%
6/25/97                 5.50%                  6.034%
6/26/97                 5.50%                  6.034%
6/27/97                 5.50%                  6.017%
6/30/97                 5.50%                  6.059%
7/2/97                  5.50%                  6.008%
7/3/97                  5.50%                  5.923%
7/4/97                  5.50%                  5.923%
7/7/97                  5.50%                  5.889%
7/8/97                  5.50%                  5.897%
7/9/97                  5.50%                  5.871%
7/10/97                 5.50%                  5.879%
7/11/97                 5.50%                  5.879%
7/14/97                 5.50%                  5.913%
7/15/97                 5.50%                  5.912%
7/16/97                 5.50%                  5.852%
7/17/97                 5.50%                  5.852%
7/18/97                 5.50%                  5.877%
7/21/97                 5.50%                  5.911%
7/22/97                 5.50%                  5.807%
7/23/97                 5.50%                  5.858%
7/24/97                 5.50%                  5.850%
7/25/97                 5.50%                  5.867%
7/28/97                 5.50%                  5.825%
7/29/97                 5.50%                  5.774%
7/30/97                 5.50%                  5.749%
7/31/97                 5.50%                  5.724%
8/1/97                  5.50%                  5.866%
8/4/97                  5.50%                  5.900%
8/5/97                  5.50%                  5.908%
8/6/97                  5.50%                  5.891%
8/7/97                  5.50%                  5.916%
8/8/97                  5.50%                  5.993%
8/11/97                 5.50%                  5.950%
8/12/97                 5.50%                  5.985%
8/13/97                 5.50%                  5.925%
8/14/97                 5.50%                  5.873%
8/15/97                 5.50%                  5.804%
8/18/97                 5.50%                  5.795%
8/19/97                 5.50%                  5.812%
8/20/97                 5.50%                  5.864%
8/21/97                 5.50%                  5.907%
8/22/97                 5.50%                  5.933%
8/25/97                 5.50%                  5.968%
8/26/97                 5.50%                  5.959%
8/27/97                 5.50%                  5.985%
8/28/97                 5.50%                  5.917%
8/29/97                 5.50%                  5.959%
9/1/97                  5.50%                  5.959%
9/2/97                  5.50%                  5.909%
9/3/97                  5.50%                  5.951%
9/4/97                  5.50%                  5.959%
9/5/97                  5.50%                  5.951%
9/8/97                  5.50%                  5.951%
9/9/97                  5.50%                  5.951%
9/10/97                 5.50%                  5.976%
9/11/97                 5.50%                  5.994%
9/12/97                 5.50%                  5.917%
9/15/97                 5.50%                  5.908%
9/16/97                 5.50%                  5.779%
9/17/97                 5.50%                  5.779%
9/18/97                 5.50%                  5.804%
9/19/97                 5.50%                  5.795%
9/22/97                 5.50%                  5.769%
9/23/97                 5.50%                  5.812%
9/24/97                 5.50%                  5.758%
9/25/97                 5.50%                  5.825%
9/26/97                 5.50%                  5.775%
9/29/97                 5.50%                  5.775%
9/30/97                 5.50%                  5.775%
10/1/97                 5.50%                  5.733%
10/2/97                 5.50%                  5.716%
10/3/97                 5.50%                  5.673%
10/6/97                 5.50%                  5.656%
10/7/97                 5.50%                  5.639%
10/8/97                 5.50%                  5.749%
10/9/97                 5.50%                  5.757%
10/10/97                5.50%                  5.834%
10/13/97                5.50%                  5.834%
10/14/97                5.50%                  5.774%
10/15/97                5.50%                  5.817%
10/16/97                5.50%                  5.800%
10/17/97                5.50%                  5.886%
10/20/97                5.50%                  5.868%
10/21/97                5.50%                  5.886%
10/22/97                5.50%                  5.877%
10/23/97                5.50%                  5.765%
10/24/97                5.50%                  5.738%
10/27/97                5.50%                  5.522%
10/28/97                5.50%                  5.721%
10/29/97                5.50%                  5.617%
10/30/97                5.50%                  5.583%
10/31/97                5.50%                  5.608%

Source: Bloomber Financial Markets


ANNUAL REPORT                                      MANAGEMENT Q & A       7

                            SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                       Value
-----------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

                  $  6,500  U.S. Treasury Note, 5.875%,
                                3/31/99                             $    6,524

                    15,000  U.S. Treasury Note, 6.00%,
                                8/15/00                                 15,127

                    28,800  U.S. Treasury Note, 6.25%,
                                6/30/02                                 29,367
                                                                 ------------------

TOTAL U.S. TREASURY SECURITIES--9.9%                                    51,018
                                                                 ------------------
   (Cost $50,560)

U.S. GOVERNMENT AGENCY SECURITIES

                     5,000  FFCB, 6.21%, 12/4/00                         5,016

                    12,015  FNMA, 6.08%, 11/27/00                       12,023

                    10,000  FNMA, 5.71%, 2/13/01                         9,898

                     6,965  FNMA, 6.05%, 3/12/01                         6,935
                                                                 ------------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--6.5%                                                 33,872
                                                                 ------------------
   (Cost $33,537)

ADJUSTABLE-RATE MORTGAGE SECURITIES(1)

FHLMC--4.1%

                      235   FHLMC Pool #635104, 7.77%,
                                8/1/18                                     243

                      527   FHLMC Pool #606095, 7.72%,
                                11/1/18                                    540

                    2,916   FHLMC Pool #755188, 7.32%,
                                9/1/20                                   3,023

                      472   FHLMC Pool #390263, 6.375%,
                                1/1/21                                     472

                       54   FHLMC Pool #775473, 7.11%,
                                6/1/21                                      55

                    7,582   FHLMC Pool #845297, 7.87%,
                                2/1/23                                   8,009

                    1,781   FHLMC Pool #876559, 8.04%,
                                3/1/24                                   1,852

                    2,121   FHLMC Pool #845898, 7.95%,
                                6/1/24                                   2,208

                    4,580   FHLMC Pool #785620, 7.01%,
                                8/1/26                                   4,696
                                                                 ------------------

                                                                        21,098
                                                                 ------------------


Principal Amount                 ($ in Thousands)                       Value
-----------------------------------------------------------------------------------

FNMA--10.3%

                 $    136   FNMA Pool #066254, 6.10%,
                                2/1/99                              $      135

                      225   FNMA Pool #066376, 8.00%,
                                2/1/01                                     224

                      352   FNMA Pool #066221, 7.50%,
                                9/1/03                                     351

                      363   FNMA Pool #020155, 7.49%,
                                8/1/14                                     366

                       61   FNMA Pool #009781, 7.07%,
                                10/1/14                                     61

                      112   FNMA Pool #020635, 7.17%,
                                8/1/15                                     114

                      434   FNMA Pool #025432, 7.25%,
                                4/1/16                                     445

                       93   FNMA Pool #009883, 7.625%,
                                7/1/16                                      95

                      425   FNMA Pool #036922, 7.75%,
                                8/1/16                                     442

                      511   FNMA Pool #105843, 8.06%,
                                1/1/17                                     539

                      339   FNMA Pool #120560, 7.24%,
                                4/1/17                                     349

                    1,873   FNMA Pool #061401, 7.80%,
                                5/1/17                                   1,951

                      436   FNMA Pool #061392, 7.65%,
                                7/1/17                                     458

                    1,424   FNMA Pool #066415, 7.28%,
                                7/1/17                                   1,486

                      342   FNMA Pool #070088, 7.42%,
                                12/1/17                                    357

                    4,751   FNMA Pool #099782, 7.26%,
                                1/1/18                                   4,925

                      423   FNMA Pool #064708, 7.50%,
                                2/1/18                                     443

                    1,433   FNMA Pool #070030, 7.48%,
                                2/1/18                                   1,486

                    1,678   FNMA Pool #086885, 7.39%,
                                3/1/18                                   1,748

                      478   FNMA Pool #070224, 7.62%,
                                4/1/18                                     503

                      301   FNMA Pool #162880, 7.77%,
                                5/1/18                                     304

                      378   FNMA Pool #070186, 7.30%,
                                6/1/18                                     394

                      938   FNMA Pool #013786, 7.36%,
                                8/1/18                                     949

See Notes to Financial Statements


8      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997

Principal Amount                 ($ in Thousands)                       Value
-----------------------------------------------------------------------------------

                 $    211   FNMA Pool #116473, 7.60%,
                                12/1/18                               $      218

                      207   FNMA Pool #075462, 7.825%,
                                5/1/19                                       215

                      672   FNMA Pool #244477, 7.26%,
                                8/1/19                                       690

                    4,775   FNMA Pool #142402, 7.62%,
                                9/1/19                                     5,011

                    1,628   FNMA Pool #070595, 7.16%,
                                1/1/20                                     1,683

                      820   FNMA Pool #336479, 7.94%,
                                3/1/21                                       859

                      355   FNMA Pool #129482, 6.57%,
                                8/1/21                                       359

                      826   FNMA Pool #145556, 7.50%,
                                1/1/22                                       858

                    1,405   FNMA Pool #163993, 7.73%,
                                5/1/22                                     1,464

                      769   FNMA Pool #334441, 7.63%,
                                5/1/22                                       799

                      947   FNMA Pool #169868, 7.68%,
                                6/1/22                                       978

                      463   FNMA Pool #173165, 7.64%,
                                7/1/22                                       475

                      676   FNMA Pool #178295, 7.53%,
                                9/1/22                                       696

                      417   FNMA Pool #328733, 7.80%,
                                1/1/23                                       435

                      538   FNMA Pool #220498, 8.50%,
                                6/1/23                                       568

                      345   FNMA Pool #222649, 8.48%,
                                7/1/23                                       362

                      998   FNMA Pool #190647, 7.89%,
                                8/1/23                                     1,038

                    3,862   FNMA Pool #303336, 7.73%,
                                8/1/23                                     4,014

                      731   FNMA Pool #318767, 8.03%,
                                10/1/25                                      764

                      263   FNMA Pool #325305, 7.375%,
                                11/1/25                                      275

                       94   FNMA Pool #062836, 6.45%,
                                4/1/26                                        93

                    4,488   FNMA Pool #347634, 6.81%,
                                8/1/26                                     4,599

                      220   FNMA Pool #062835, 6.46%,
                                1/1/27                                       220


Principal Amount                 ($ in Thousands)                       Value
-----------------------------------------------------------------------------------

                 $    234   FNMA Pool #070184, 7.54%,
                                1/1/27                               $       245

                       34   FNMA Pool #091688, 7.16%,
                                2/1/27                                        34

                    3,243   FNMA Pool #062688, 6.10%,
                                5/1/28                                     3,239

                      328   FNMA Pool #070716, 6.63%,
                                1/1/29                                       335

                      295   FNMA Pool #091689, 7.28%,
                                2/1/29                                       302

                    4,415   FNMA Pool #316518, 6.43%,
                                10/1/30                                    4,467
                                                                  -------------------

                                                                          53,420
                                                                  -------------------

GNMA--5.8%

                    1,665   GNMA Pool #008180, 7.375%,
                                4/20/23                                    1,724

                      329   GNMA Pool #008230, 7.375%,
                                5/20/17                                      338

                      398   GNMA Pool #0008872, 7.375%,
                                11/20/21                                     412

                      333   GNMA Pool #008763, 7.50%,
                                2/20/21                                      345

                    1,593   GNMA Pool #008867, 6.875%,
                                11/20/21                                   1,646

                       11   GNMA Pool #008902, 7.00%,
                                1/20/22                                       12

                    1,127   GNMA Pool #008131, 7.00%,
                                1/20/23                                    1,163

                    2,545   GNMA Pool #008200, 7.375%,
                                5/20/23                                    2,633

                    3,243   GNMA Pool #008445, 7.375%,
                                6/20/24                                    3,352

                    3,231   GNMA Pool #008457, 7.125%,
                                7/20/24                                    3,325

                   14,148   GNMA Pool #008684, 7.00%,
                                8/20/25                                   14,533

                      386   GNMA Pool #008964, 8.00%,
                                8/20/26                                      399
                                                                  -------------------

                                                                          29,882
                                                                  -------------------
TOTAL ADJUSTABLE-RATE
MORTGAGE SECURITIES--20.2%                                               104,400
                                                                  -------------------
   (Cost $103,819)

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       9


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                       Value
-----------------------------------------------------------------------------------

FIXED-RATE MORTGAGE SECURITIES(1)

FHLMC(3)

               $        1   FHLMC Pool #250918, 13.25%,
                                9/1/13                               $        1
                                                                 --------------------

FNMA--1.5%

                    7,747   FNMA Pool #124516, 7.00%,
                                10/1/99                                   7,854
                                                                 -------------------

GNMA--1.0%

                        2   GNMA Pool #059438, 11.50%,
                                5/15/98                                       2

                       18   GNMA Pool #113802, 12.50%,
                                6/15/99                                      19

                       10   GNMA Pool #127619, 12.50%,
                                6/15/00                                      11

                       24   GNMA Pool #126325, 11.50%,
                                8/15/00                                      25

                      221   GNMA Pool #001565, 5.50%,
                                1/20/09                                     213

                      149   GNMA Pool #187019, 9.00%,
                                11/20/16                                    161

                      233   GNMA Pool #179457, #199973,
                                9.00%, 12/20/16                             251

                      356   GNMA Pool #220128, 9.00%,
                                8/20/17                                     384

                      217   GNMA Pool #220134, 9.50%,
                                8/20/17                                     233

                      301   GNMA Pool #234860, 9.50%,
                                10/20/17                                    322

                    1,007   GNMA Pool #001291, 9.50%,
                                11/20/19                                  1,079

                    2,069   GNMA Pool #001376, 8.00%,
                                9/20/23                                   2,155
                                                                 -------------------

                                                                          4,855
                                                                 -------------------

TOTAL FIXED-RATE
MORTGAGE SECURITIES--2.5%                                                12,710
                                                                 -------------------
   (Cost $12,641)

COLLATERALIZED MORTGAGE OBLIGATIONS(1)

FHLMC--33.5%

                    7,934   FHLMC REMIC, Series 1528,
                                Class A, 6.50%, 12/15/00                  8,004


Principal Amount                 ($ in Thousands)                       Value
-----------------------------------------------------------------------------------

                  $20,000   FHLMC REMIC, Series 1697,
                                Class PE PAC-1, 5.65%,
                                7/15/03                               $  19,997

                   19,439   FHLMC REMIC, Series 1982,
                                Class BC SEQ, 6.50%, 9/15/04             19,575

                    6,000   FHLMC REMIC, Series 1512,
                                Class EA PAC-1, 5.85%,
                                6/15/05                                   5,999

                     9,831  FHLMC REMIC, Series 1344,
                                Class B TAC, 6.00%, 10/15/05              9,844

                   10,000   FHLMC REMIC, Series 1598,
                                Class E PAC, 5.60%, 11/15/05              9,948

                   10,000   FHLMC REMIC, Series 1319,
                                Class F PAC-1, 7.00%,
                                12/15/05                                 10,104

                    5,000   FHLMC REMIC, Series 1612,
                                Class PD PAC-1, 5.75%,
                                5/15/06                                   4,987

                   20,000   FHLMC REMIC, Series 1678,
                                Class PE PAC, 5.60%, 7/15/07             19,855

                    8,495   FHLMC REMIC, Series 1839,
                                Class A PAC, 6.50%, 7/15/17               8,571

                    7,750   FHLMC REMIC, Series 1650,
                                Class E PAC-1, 5.75%,
                                11/15/17                                  7,718

                   12,645   FHLMC REMIC, Series 1861,
                                Class E SEQ, 6.50%, 8/15/20              12,691

                    9,423   FHLMC REMIC, Series 1558,
                                Class A TAC, 6.00%, 5/15/22               9,384

                   26,321   FHLMC REMIC, Series 1983,
                                Class T SEQ, 6.75%, 9/17/22              26,521
                                                                 -------------------

                                                                        173,198
                                                                 -------------------

FNMA--25.3%

                   13,611   FNMA REMIC, Series 1994-33,
                                Class D PAC-1, 5.50%,
                                4/25/05                                  13,573

                   13,702   FNMA REMIC, Series 1994-7,
                                Class PD PAC-1, 6.05%,
                                7/25/07                                  13,707

                    6,500   FNMA REMIC, Series 1993-56,
                                Class PD PAC-1, 6.00%,
                                8/25/15                                   6,505

                   13,000   FNMA REMIC, Series 1993-38,
                                Class H PAC, 6.15%, 7/25/16              13,028

                   14,650   FNMA REMIC, Series 1993-139,
                                Class E PAC-1, 5.85%, 1/25/17            14,583

                   10,057   FNMA REMIC, Series 1997-24,
                                Class PD PAC-1, 6.75%,
                                7/18/17                                  10,249

See Notes to Financial Statements


10      SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

OCTOBER 31, 1997


Principal Amount                 ($ in Thousands)                       Value
-----------------------------------------------------------------------------------

                 $  7,225   FNMA REMIC, Series 1996-10,
                                Class A SEQ, 6.50%, 11/25/17          $    7,251

                    8,391   FNMA REMIC, Series 1996-12,
                                Class A SEQ, 6.50%, 12/25/17               8,415

                    5,732   FNMA REMIC, Series G93-29,
                                Class A SEQ, 6.65%, 10/25/18               5,763

                   10,000   FNMA REMIC, Series 1996-64,
                                Class PB PAC, 6.50%, 1/18/19              10,109

                   10,000   FNMA REMIC, Series 1997-40,
                                Class PE PAC, 6.75%, 7/18/19              10,170

                   17,056   FNMA REMIC, Series 1993-202,
                                Class FO PAC-1, 6.11%, 11/25/97,
                                resets monthly off the 1-month
                                LIBOR plus 0.45% with a 0.45%
                                floor and a 8.50%
                                cap, final maturity 2/25/22(2)            17,113
                                                                  -------------------

                                                                         130,466
                                                                  -------------------

GNMA--2.0%

                    3,828   GNMA REMIC, Series 1996-15,
                                Class K SEQ, 7.00%, 9/16/06                3,883

                    6,216   GNMA REMIC, Series 1996-15,
                                Class J SEQ, 7.00%, 1/16/07                6,308
                                                                  -------------------

                                                                          10,191
                                                                  -------------------

PRIVATE LABEL(3)

                      142   Dean Witter Trust I Floater DW I-A,
                                Underlying Collateral FHLMC,
                                6.31%, 1/20/98, resets
                                quarterly off the 3-month LIBOR
                                plus 0.50% with no floor and a
                                13.00% cap, final maturity
                                4/20/18(2)                                   141
                                                                  -------------------

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS-60.8%                                               313,996
                                                                  -------------------
   (Cost $311,655)

TEMPORARY CASH INVESTMENTS--0.1%

    Repurchase Agreement, Goldman Sachs & Co.,
        Inc., (U.S. Treasury obligations), in a joint
        trading account at 5.65%, dated 10/31/97,
        due 11/3/97 (Delivery value $566)
   (Cost $566)                                                               566
                                                                  -------------------

TOTAL INVESTMENT SECURITIES--100.0%                                     $516,562
                                                                  ===================
   (Cost $ 512,778)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets= The frequency with which a fixed income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2)  Interest reset date is indicated. Rate shown is effective October 31, 1997.

(3) Category is less than 0.05% of total investment securities.

See Notes to Financial Statements


ANNUAL REPORT                               SCHEDULE OF INVESTMENTS       11


                      STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS                     ($ and Shares In Thousands, Except Per-Share Amounts)

Investment securities, at value
  (identified cost of $512,778)
  (Note 3) ..................................................         $ 516,562

Cash ........................................................               371

Receivable for investments sold .............................               417

Interest receivable .........................................             3,833
                                                                      ---------
                                                                        521,183
                                                                      ---------
LIABILITIES

Disbursements in excess of demand deposit cash ..............               702

Payable for capital shares redeemed .........................               881

Accrued management fees (Note 2) ............................               265

Dividends payable and other accrued expenses ................                 3
                                                                      ---------
                                                                          1,851
                                                                      ---------
Net Assets ..................................................         $ 519,332
                                                                      =========
CAPITAL SHARES

Outstanding (Unlimited number of
   shares authorized) .......................................            54,730
                                                                      =========
Net Asset Value Per Share ...................................         $    9.49
                                                                      =========
NET ASSETS CONSIST OF:

Capital paid-in .............................................         $ 596,090

Accumulated undistributed net realized loss
  from investment transactions ..............................           (80,542)

Net unrealized appreciation on
  investments (Note 3) ......................................             3,784
                                                                      ---------
                                                                      $ 519,332
                                                                      =========
See Notes to Financial Statements


12      STATEMENT OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME                                               ($ In Thousands)

Income:

Interest ...................................................             $22,577
                                                                         -------
Expenses (Note 2):

Management fees ............................................               2,461

Trustees' fees and expenses ................................                   7
                                                                         -------
                                                                           2,468
                                                                         -------
Net investment income ......................................              20,109
                                                                         -------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)

Net realized gain on investments ...........................               1,053

Change in net unrealized
  appreciation on investments ..............................                 699
                                                                         -------
Net realized and unrealized
gain on investments ........................................               1,752
                                                                         -------
Net Increase in Net Assets
Resulting from Operations ..................................             $21,861
                                                                         =======
See Notes to Financial Statements


ANNUAL REPORT                               STATEMENT OF OPERATIONS       13


                      STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED OCTOBER 31, 1997
AND OCTOBER 31, 1996

Increase (Decrease) in Net Assets                        1997           1996

OPERATIONS                                           ($ and Shares in Thousands)

Net investment income ..........................      $  20,109       $  19,940

Net realized gain (loss) on investments ........          1,053            (339)

Change in net unrealized appreciation
  (depreciation) on investments ................            699          (1,269)
                                                      ---------       ---------
Net increase in net assets
  resulting from operations ....................         21,861          18,332
                                                      ---------       ---------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income .....................        (20,109)        (19,940)
                                                      ---------       ---------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ......................         83,471          78,893

Proceeds from shares issued in connection
  with acquisition (Note 4) ....................        221,479            --

Proceeds from reinvestment of distributions ....         18,929          18,705

Payments for shares redeemed ...................       (156,071)       (137,549)
                                                      ---------       ---------
Net increase (decrease) in net assets
  from capital share transactions ..............        167,808         (39,951)
                                                      ---------       ---------
Net increase (decrease) in net assets ..........        169,560         (41,559)

NET ASSETS

Beginning of year ..............................        349,772         391,331
                                                      ---------       ---------
End of year ....................................      $ 519,332       $ 349,772
                                                      =========       =========
TRANSACTIONS IN SHARES OF THE FUNDS

Sold ...........................................          8,836           8,327

Shares issued in connection with
  acquisition (Note 4) .........................         23,472            --

Issued in reinvestment of distributions ........          2,004           1,977

Redeemed .......................................        (16,523)        (14,531)
                                                      ---------       ---------
Net increase (decrease) ........................         17,789          (4,227)
                                                      =========       =========
See Notes to Financial Statements


14      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Short-Term Government Fund (the Fund) is one of the eight funds issued by the Trust. The investment objective of the Fund is to provide investors with a high level of current income, consistent with stability of principal. The Fund intends to pursue this by investing in securities of the U.S. government and its agencies. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and accretion of premiums.

    REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

    JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS--It is the Fund's policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually. The tax year end for the Fund is March 31. As of March 31, 1997, the Fund had an accumulated net realized capital loss carryover of $68,398,906 (expiring 2000 through 2004), which may be used to offset future taxable gains.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

    SUPPLEMENTARY INFORMATION--Certain officers and directors of the Trust are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, ACIM, the Trust's distributor, American Century Investment Services, Inc. and the Trust's transfer agent, American Century Services Corporation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       15


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    For the period ended August 29, 1997, the Fund had a Management Agreement with ACIM that provided the Fund with investment advisory and management services in exchange for a single, unified management fee per class. Management fees were $1,938,599 and the annualized expense ratio was 0.70% for the Investor Class for the period under this agreement.

    At the time of the Fund reorganization (see Note 4), the previous unified management fee agreement was replaced with a new unified management fee agreement. Under the new agreement, ACIM continues to provide all services required by the Fund. Expenses excluded from both agreements are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

The annualized Investment Category Fee schedule for the Fund is as follows:

     0.3600% of the first $1 billion
     0.3080% of the next $1 billion
     0.2780% of the next $3 billion
     0.2580% of the next $5 billion
     0.2450% of the next $15 billion
     0.2430% of the next $25 billion
     0.2425% of the average daily net assets over $50 billion

The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    Expenses of $521,870 were incurred under the new management agreement.

3. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
  Purchases of U.S. Government and Agency securities, excluding short-term investments, totaled $949,414,334. Sales of U.S. Government and Agency securities, excluding short-term investments, totaled $956,812,438.

  As of October 31, 1997, accumulated net unrealized appreciation for federal income tax purposes was $3,783,508, which consisted of unrealized appreciation of $4,031,481 and unrealized depreciation of $247,973. The aggregate cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.


16      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997
--------------------------------------------------------------------------------
4. REORGANIZATION PLAN

    On August 29, 1997 American Century - Benham Adjustable Rate Government Securities Fund (ARM) acquired all of the net assets of the American Century - Benham Short-Term Government Fund (Short-Term), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997. Short-Term is the surviving fund for the purposes of maintaining the financial statements and performance history in the post-reorganization, but was reorganized as a fund issued by American Century Government Income Trust.

    The acquisition was accomplished by a tax-free exchange of 23,128,551 shares of ARM for 23,471,559 shares of Short-Term, outstanding on August 29, 1997. The net assets of ARM and Short-Term immediately before the acquisitions were $221,479,030 and $313,992,998, respectively. ARM unrealized appreciation of $672,533 was combined with that of Short-Term. Immediately after the acquisition, the combined net assets were $535,472,028.

    ARM capital loss carryforwards of approximately $68,398,906, are included in Short-Term's financials. These capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.


ANNUAL REPORT                         NOTES TO FINANCIAL STATEMENTS       17

                             FINANCIAL HIGHLIGHTS
                  For a Share Outstanding Throughout the Years Ended October 31

                                            1997           1996            1995           1994          1993(1)

PER-SHARE DATA

Net Asset Value,
Beginning of Year ...............     $      9.47          $      9.51       $      9.27       $      9.67       $      9.61
                                      -----------          -----------       -----------       -----------       -----------
Income From Investment Operations

  Net Investment Income .........            0.52                 0.51              0.52              0.40              0.36
Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..................            0.02                (0.04)             0.24             (0.40)             0.06
                                      -----------          -----------       -----------       -----------       -----------
  Total From
  Investment Operations .........            0.54                 0.47              0.76              --                0.42
                                      -----------          -----------       -----------       -----------       -----------
Distributions

  From Net Investment Income ....           (0.52)               (0.51)            (0.52)            (0.40)            (0.36)
                                      -----------          -----------       -----------       -----------       -----------
Net Asset Value, End of Year ....     $      9.49          $      9.47       $      9.51       $      9.27       $      9.67
                                      ===========          ===========       ===========       ===========       ===========
  Total Return(2) ...............            5.86%                5.09%             8.42%             0.07%             4.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...........            0.68%                0.70%             0.70%             0.81%             1.00%

Ratio of Net Investment Income
to Average Net Assets ...........            5.53%                5.39%             5.53%             4.17%             3.73%

Portfolio Turnover Rate .........           293%(3)                246%              128%              470%              413%

Net Assets, End
of Year (in thousands) ..........     $   519,332          $   349,772       $   391,331       $   396,753       $   511,981

----------
(1)  The data  presented  has been  restated  to give  effect to a 10 to 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(3)  Purchases,  sales, and the market value of securities for Benham Adjustable
     Rate Government  Securities Fund prior to the merger were excluded from the
     portfolio  turnover   calculation.   See  Note  4  in  Notes  to  Financial
     Statements.

See Notes to Financial Statements


18      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of the American Century Government Income Trust and the Shareholders of American Century - Benham Short-Term Government Fund:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Century - Benham
Short-Term  Government  Fund  (one  of the  Funds  comprising  American  Century
Government Income Trust) as of October 31, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets as of October 31, 1996 and the financial highlights for the four years in the period ended October 31, 1996, were audited by other auditors, whose report, dated November 20, 1996, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Century - Benham Short-Term Government Fund as of October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Kansas City, Missouri
December 11, 1997


ANNUAL REPORT                     REPORT OF INDEPENDENT ACCOUNTANTS       19


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the approval of a plan of reorganization by the shareholders in Benham Short-Term Government Fund.

    For:                              21,896,140
    Withheld:                           831,125
    Abstain:                           1,046,673
    Broker Non-Vote:                      --

    The following proposals were voted on by the shareholders of the former ARM fund. See Note 4 in the Notes to Financial Statements.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand L.L.P. as independent auditors for the Trust.

    For:                              13,467,352
    Withheld:                           457,399
    Abstain:                            217,886

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

    For:                              13,085,956
    Against:                            517,133
    Abstain:                            289,989
    Broker Non-Vote:                    249,559

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations for the following items:

* Amend the fundamental investment limitation concerning the issuance of senior securities.

    For:                              12,978,781
    Against:                            625,384
    Abstain:                            288,913
    Broker Non-Vote:                    249,559

*   Amend the fundamental investment limitation concerning borrowing.

    For:                              12,960,031
    Against:                            667,544
    Abstain:                            265,503
    Broker Non-Vote:                    249,559

*   Amend the fundamental investment limitation concerning lending.

    For:                              12,955,505
    Against:                            678,107
    Abstain:                            259,466
    Broker Non-Vote:                    249,559

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

    For:                              12,956,722
    Against:                            667,514
    Abstain:                            268,842
    Broker Non-Vote:                    249,559

*   Eliminate  the  fundamental   limitation   concerning  investment  in  other
    investment companies.

    For:                              12,998,526
    Against:                            627,588
    Abstain:                            266,964
    Broker Non-Vote:                    249,559


20      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

*   Amend the fundamental investment limitation concerning underwriting.

    For:                              12,973,643
    Against:                            671,702
    Abstain:                            247,733
    Broker Non-Vote:                    249,559

*   Amend the fundamental investment limitation concerning commodities.

    For:                              12,943,398
    Against:                            693,307
    Abstain:                            256,373
    Broker Non-Vote:                    249,559

*   Eliminate the fundamental limitation concerning short sales.

    For:                              12,982,195
    Against:                            654,462
    Abstain:                            256,421
    Broker Non-Vote:                    249,559

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

    For:                              12,945,473
    Against:                            692,569
    Abstain:                            255,036
    Broker Non-Vote:                    249,559

*   Eliminate the fundamental investment limitation concerning warrants.

    For:                              12,956,809
    Against:                            676,717
    Abstain:                            259,552
    Broker Non-Vote:                    249,559

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

    For:                              12,992,201
    Against:                            641,617
    Abstain:                            259,260
    Broker Non-Vote:                    249,559

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

    For:                              12,937,851
    Against:                            695,165
    Abstain:                            260,062
    Broker Non-Vote:                    249,559

PROPOSAL 6:

    To vote on the approval of an amendment of general investment policy.

    For:                              12,988,622
    Against:                            643,087
    Abstain:                            261,369
    Broker Non-Vote:                    249,559


ANNUAL REPORT                                  PROXY VOTING RESULTS       21


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


22      RETIREMENT ACCOUNT INFORMATION         AMERICAN CENTURY INVESTMENTS


                                     NOTES


ANNUAL REPORT                                                 NOTES       23


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    SHORT-TERM GOVERNMENT is a variable-price bond fund that seeks to provide interest income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

    The MERRILL LYNCH 1- TO 3-YEAR GOVERNMENT INDEX is based on the price fluctuations of U.S. Treasury notes with maturities of 1-3 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for Short-Term Government  is:

    SHORT U.S. GOVERNMENT FUNDS --funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
--------------------------------------------------------------------------------
  Portfolio Managers                         Bob Gahagan
                                             Newlin Rankin
--------------------------------------------------------------------------------

24      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 18.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship-- more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


ANNUAL REPORT                                              GLOSSARY       25

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY GOVERNMENT INCOME TRUST, INC.


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


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